UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2014

MBT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Michigan	000-30973	38-3516922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

102 East Front Street, Monroe, Michigan	48161
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 241-3431

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

MBT Financial Corp. (the “Company”) announced today that it has extended the expiration date for its rights offering. The new expiration date of April 25, 2014 is an extension from the original expiration date of April 15, 2014. The Company has chosen to extend the expiration date because shareholders who hold their shares in “street name” received their materials from their advisors or other record holders later than intended.

During the extended offering period for the rights offering, the Company will continue to accept the exercise of subscription rights from eligible shareholders. Other than the extension of the expiration date of the rights offering, all of the offering terms described in the Company’s prospectus dated March 11, 2014, remain the same and apply during the extension period.

The offering of shares of common stock is made only by means of a prospectus. Any requests from stockholders for additional copies of the prospectus or other rights offering materials may be directed to American Stock Transfer & Trust Company, LLC at (800) 937-5449. If you have any general questions regarding the Company, or the rights offering, please contact our sales agent for the offering, Donnelly Penman & Partners, by contacting Andrew C. Christians, Vice President, at (313) 393-3074; achristians@donnellypenman.com, or Gregory H. Cunningham, Senior Associate, at (313) 393-3070; gcunningham@donnellypenman.com.

Forward-Looking Statements

Certain statements contained in this current report on Form 8-K that are not historical facts may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, certain statements may be contained in the Company’s future filings with the SEC, in press releases, and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements including, among others, any failure to satisfy all closing conditions for the transactions discussed herein and any resulting inability to complete the issuance and sale of shares of Common Stock in the manner intended.

Item 9.01 Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

MBT FINANCIAL CORP.

Date: April 8, 2014	By:	/s/ John L. Skibski
John L. Skibski
Executive Vice President and
Chief Financial Officer